THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Design, American Legacy® Series
American Legacy® Signature
American Legacy® Shareholder’s Advantage

Lincoln Life Variable Annuity Account N
ChoicePlusSM Design, ChoicePlusSM Signature
ChoicePlus AssuranceSM Series
ChoicePlus AssuranceSM A Share

Supplement dated October 18, 2016 to the Prospectus dated May 1, 2016

This Supplement provides information relating to the Investment Requirements for purchasers of the Lincoln Long-Term CareSM Advantage rider. This information was inadvertently omitted from prior communications.

Contractowners who purchase the Lincoln Long-Term CareSM Advantage rider on and after August 29, 2016 are subject to the same Investment Requirements that apply to the Lincoln Market SelectSM Advantage and i4LIFE® Advantage Guaranteed Income Benefit (version 5) riders, as outlined in the prospectus supplements dated August 26, 2016.

Please retain this supplement for future reference.